EXHIBIT 10.4

                        Name of Investor:
                        Number of Shares Subscribed for:


                            FOCUS ENHANCEMENTS, INC.


                             SUBSCRIPTION AGREEMENT

                                       for

              The Purchase of Shares of Common Stock of the Company


A. The undersigned hereby subscribes for and agrees to purchase Shares of Common Stock (the "Shares or "Securities") of FOCUS ENHANCEMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"). The Shares being offered are more fully described in the Confidential Term Sheet of the Company dated March 18, 1997 and the Exhibits thereto (the "Term Sheet"). The undersigned agrees to pay a purchase price equal to $1.50 multiplied by of the number of Shares subscribed for. The undersigned herewith tenders to the Company the entire amount of such purchase price by wire transfer or by check made payable to the order of Sullivan & Worcester LLP, Escrow Agent.

B. The undersigned acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state (i) that absent an exemption or registration under the Act, the Securities cannot be resold, and (ii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the Act and applicable state laws, and that the Company's reliance upon such exemption is based in part upon the undersigned's representations, warranties and agreements contained in this Subscription Agreement.

         The offering (the "Offering") of Shares shall terminate on March 31, 1997, or such later date as may be determined by the Company and the Placement Agent in their discretion (the "Termination Date"), unless sooner terminated by reason of the sale of all the Shares prior to such time. The Company and the Placement Agent have the right, in their discretion, to accept or reject any subscription.

C. The foregoing not withstanding, the Company agrees to register the Shares in accordance with the following terms and conditions:

         (1) The Company will within thirty (30) days of the Termination Date file pursuant to the Act a registration statement on Form S-3 or equivalent form with respect to the Shares and the Company will use its best efforts to cause such registration to become and remain effective (including the taking of such steps as are necessary to obtain the removal



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of any stop order), provided that the undersigned shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. All costs and expenses of the registration statement shall be borne by the Company, except that the undersigned shall bear the fees of his or her own counsel and any underwriting discounts or commissions applicable to any of the securities sold by them. The Company shall supply prospectuses, and such other documents as the undersigned may request in order to facilitate the public sale or other disposition of the Shares and use its best efforts to register and qualify any of the Shares for sale in such states as the undersigned designates.

         (2) The Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to the state therein of a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall reimburse the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.

         (3) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises

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out of or is based upon an untrue  statement  or  alleged  untrue  statement  or omission or alleged omission made in said registration statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof or (ii) the Distributing Holder's failure to deliver a prospectus as required under applicable federal or state securities laws. The Distributing Holders shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         (4) Promptly after receipt by an indemnified party under this Section C of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section C.

         (5) In case any such action is brought against any indemnified party, and it notified an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section C for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (6) The obligations of the Company under this Section C to register the Shares shall expire and terminate on the earlier of (i) two years from the Termination Date or (ii) at such time as the Distributing Holder shall be entitled to sell such securities without restriction and without a need for the filing of a registration statement under the Act, including, without limitation, for any resales of "Restricted Securities" made pursuant to Rule 144 as promulgated by the SEC, or a sale made pursuant to Sections 4(1) and/or 4(2) under the Act.

D. In order to induce the Company to accept this Subscription Agreement, the undersigned represents and warrants to the Company and Security Research Associates, Inc. (the "Placement Agent") as follows:

         (l) The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part in the discretion of the Company or the Placement Agent, and (ii) this Subscription Agreement, unless properly revoked before acceptance, shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligations in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept the undersigned's subscription,

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or if the Offering is terminated for any reason, the undersigned's  payment will be returned to him without interest or deduction.

         (2) The undersigned has read carefully this Subscription Agreement and the Term Sheet (including the Exhibits annexed thereto) and, to the extent necessary, has discussed the representations, warranties and agreements which the undersigned makes by signing it, and the applicable limitations upon the undersigned's resale of the Securities with his or its counsel.

         (3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Securities, or any recommendation or endorsement of the offering of the Securities. Any representation to the contrary is a criminal offense.

         (4) The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and shall not make any sale, transfer or other disposition of the Securities without registration under the Act and applicable state securities laws unless an exemption from registration is available under those laws.

         (5) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive.

         (6) The undersigned, if an individual, has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Securities.

         (7) The undersigned is an "accredited investor" as that Term is defined in Section 501(a) under Regulation D promulgated by the Securities and Exchange Commission under the Act which definition is attached hereto. The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

         (8) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

         (9) The undersigned, together with any purchaser representatives of the undersigned (as identified herein) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.


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



         (10) The undersigned has received and read the Term Sheet dated as of March 18, 1997.

         (11) The undersigned has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Term Sheet or such other information as the undersigned desired in order to evaluate the investment, and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment. Notwithstanding the foregoing, the only information upon which the undersigned has relied in making the investment decision is that set forth in the Term Sheet and the exhibits thereto. The undersigned acknowledges that the undersigned has received no representations or warranties from the Company and its employees or the Placement Agent and its employees other than as set forth in the Term Sheet.

         (12) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

         (13) The undersigned has accurately completed the Qualified Purchaser Questionnaire provided herewith and has executed such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

         (14) The undersigned understands that although the Company is currently a "reporting company" under the Securities Exchange Act of 1934, as amended, the provisions of Rule 144 promulgated under the Act to permit resales of the Securities will not be available for at least one (1) year from the date the Securities are paid for and accepted, there can be no assurance that the conditions necessary to permit routine sales of the Securities under Rule 144 will ever be satisfied, that such sales require that the Company be current in filing periodic reports under the Securities Exchange Act of 1934, and, if Rule 144 should become available, sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other registration exemption will be required. The undersigned understands that, except as set forth in this Subscription Agreement, the Company is under no obligation to the undersigned to register the Securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the resale of the Securities without registration.

         (15)(a) The undersigned understands that none of the Securities have been registered under the Act, or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the Act and applicable sate securities laws or an exemption from registration is available. The certificate(s) representing the Securities will bear the following legend until
(i) such securities shall have been registered under the Act and effectively disposed of in accordance with the registration statement; or (ii) in the opinion of counsel reasonable satisfactory to the Company such Securities may be sold without registration under the Act:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OP 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED AND ANY TRANSFER OR PURPORTED TRANSFER SHALL NOT BE RIGHTFUL UNDER THE UNIFORM COMMERCIAL CODE AND THE COMPANY SHALL HAVE NO DUTY TO REGISTER A TRANSFER OF THESE SECURITIES EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW." THE
RESTRICTIONS CONTAINED HEREIN ARE BINDING ON THE HOLDER HEREOF AND HIS SUCCESSORS AND ASSIGNS.

         (b) The undersigned understands that in the absence of registration by the Company, the Securities will not be, and the undersigned will have no rights to require that the Securities be registered under the 1933 Act or any state securities laws; there will be no public market for the Securities and there is no assurance one will develop in the future; the undersigned may have to hold the Securities indefinitely and it may not be possible for the undersigned to liquidate its investment in the Company; and the undersigned should not purchase any Shares unless it can afford a complete loss of its investment and bear the burden of such loss for an indefinite period of time.

         (16) The undersigned, if an individual, is at least 21 years of age.

         (17) If at any time prior to acceptance of the subscription for the Securities of the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice to the Company and the Placement Agent specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected.

         (18) Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in The Commonwealth of Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of The Commonwealth of Massachusetts and of the

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federal courts in The Commonwealth of  Massachusetts  with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company and the Placement Agent.

         (19) The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or the undersigned's purchase of the Securities.

         (20) The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company and the Placement Agent, and their respective shareholders, officers, directors, affiliates, "controlling persons", agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire. The undersigned acknowledges that such damage could be substantial since (a) the Shares are being offered without registration under the Act in reliance upon the exemption pursuant to Section 4(2) of the Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting the undersigned's Subscription Agreement.

         (21) Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this _______ day of ______________, 1997.


Number of Shares Subscribed For

Manner in which Title is to be held (Please Check One):

1.        / /      Individual                        7.       / /      Trust/Estate/Pension or Profits
                                                                       Sharing Plan
                                                                       Date Opened:

2.       / /      Joint Tenants With                 8.       / /      As a Custodian for
                  Right of Survivorship
                                                                       ________________________________
3.       / /      Community Property
                                                                       Under the Uniform Gift to Minors
                                                                       Act of the State of ____________
4.       / /      Tenants in Common

5.       / /      Corporate/Partnership              9.       / /      Married with Separate Property

6.       / /      IRA                                10.      / /      Keogh



INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 9; SUBSCRIBERS THAT ARE ENTITIES MUST COMPLETE PAGE 10.


                                Name of Purchaser


                                Registered Representative

     Please indicate whether or not you or any member of your immediate family is affiliated with any member of the National Association of Securities Dealers, Inc. A member of your immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extent by the subscriber.


Check One:        / / No Affiliates         / /  Affiliated with (explain)

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON



Exact Name in Which Title is to be Held



(Signature)
(If joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons).



Name (Please Print)



Residence: Number and Street



City                       State                              Zip Code



Telephone Number



Social Security Number


ACCEPTED this        day of                    , 1997, on behalf of the Company.

                                                FOCUS ENHANCEMENTS, INC.


                                                By:

                                                Name:



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


EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)



Name of Entity (Please Print)



Address of Principal Office of Entity


(seal)                                               BY:

                                                     TITLE:

Attest:
                  (If Entity is a Corporation)



                                             Address



                                             Telephone Number



                                             Taxpayer Identification Number


ACCEPTED, this         day of         , 1997, on behalf of the Company.

                                             FOCUS ENHANCEMENTS, INC.


                                             By:

                                             Name:




                                       10